T. Rowe Price International Value Equity Fund

Supplement to Summary Prospectus Dated March 1, 2018

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective immediately, Sebastien Mallet will replace Jonathan H.W. Matthews as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Mallet joined T. Rowe Price International Ltd in 2005.

The date of this supplement is July 16, 2018.

F127-041-S 7/16/18